SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2002

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

               __________________________________________________
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                   1-16187                  98-0125787
_________________________  ________________________  _________________________
    (STATE OR OTHER            (COMMISSION FILE           (IRS EMPLOYER
     JURISDICTION OF                NUMBER)             IDENTIFICATION  NO.)
     INCORPORATION)

        21098 BAKE PARKWAY, SUITE 100, LAKE FOREST, CALIFORNIA 92630-2163

        _________________________________________________________________
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 731-3389

       __________________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


________________________________________________________________________________


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                                TABLE OF CONTENTS
                                -----------------

     Item  4.  Changes  in  Registrant's  Certifying  Accountant.
     Item  7.  Exhibits

SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 16.1
________________________________________________________________________________


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a)     DISMISSAL  OF  PRINCIPAL  ACCOUNTANT.

Effective November 4, 2002, we dismissed our principal independent accountant, Good Swartz Brown & Berns LLP, of Los Angeles, California. Our board of directors approved the replacement of Good Swartz Brown & Berns with Weinberg & Company, P.A., of Los Angeles, California. The partner in charge of our account at Good Swartz Brown & Berns LLP changed firms and joined Weinberg & Company, P.A. Prior to our engagement of Weinberg & Company, P.A., we did not consult Weinberg & Company, nor this particular partner while at Weinberg & Company, with respect to (i) the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of any prior disagreement between us and our previous independent accountant.

The report of Good Swartz Brown & Berns on our financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The dismissal of Good Swartz Brown & Berns was effective as of November 4, 2002 and was not due to any disagreement between us and Good Swartz Brown & Berns.

During  the  two  fiscal  years  prior  to and preceding the resignation of Good
Swartz Brown & Berns and any subsequent interim period preceding such resignation, there were no disagreements with Good Swartz Brown & Berns on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Good Swartz Brown & Berns would have caused them to make reference thereto in their report on our financial statements for the period.

We have provided Good Swartz Brown & Berns with a copy of the disclosures contained in this Report and have requested that Good Swartz Brown & Berns furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. A copy of Good Swartz Brown & Berns' letter is attached as Exhibit 16.1 to this Report.

 (b)     ENGAGEMENT  OF  NEW  INDEPENDENT  ACCOUNTANT.

Effective November 4, 2002, the Company engaged Weinberg & Company, P.A., Los Angeles, California, as its independent auditor.

ITEM  7(C).     EXHIBITS.

 (c)  Exhibits


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    Exhibit
     Number                                 Description
________________  ______________________________________________________________
      16.1 Letter from Good Swartz Brown & Berns addressed to the Securities and Exchange Commission.

________________________________________________________________________________

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 31, 2002              THE BLUEBOOK INTERNATIONAL HOLDING COMPANY


                                      By:  /s/ Mark A. Josipovich
                                           _____________________________________
                                           Mark A. Josipovich, President

________________________________________________________________________________

                                INDEX TO EXHIBITS

    Exhibit
     Number                                 Description
________________  ______________________________________________________________
     16.1 Letter from Good Swartz Brown & Berns addressed to the Securities and Exchange Commission.


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